UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 6, 2017

Commission File Number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 9, 2017, Office Depot, Inc. (“Office Depot” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on November 8, 2017, the Company completed its acquisition of THL Portfolio Holdings Corp. (“THL”), an indirect parent company of CompuCom Systems, Inc. (“CompuCom”), pursuant to an Agreement and Plan of Merger, dated as of October 3, 2017 (the “Merger Agreement”), by and among the Company, THL, Lincoln Merger Sub One, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Lincoln Merger Sub Two, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company and, for the limited purposes set forth in the Merger Agreement, Thomas H. Lee Equity Fund VI, L.P. (the “Acquisition”). In the Initial Form 8-K, Office Depot stated its intention to file the historical financial statements of CompuCom and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment No. 1”) amends the Initial 8-K in order to provide the required financial information.

Item 9.01	Financial Statements and Exhibits.

Attached hereto and included herein are the following exhibits:

(a) Financial Statements of Businesses Acquired.

99.1 The audited financial statements of CompuCom as of and for the year ended December 31, 2016.

99.2 The unaudited interim financial statements of CompuCom as of and for the nine months ended September 30, 2017.

(b) Pro Forma Financial Information.

99.3	(i) Unaudited pro forma condensed combined balance sheet which gives effect to the Acquisition as if it had occurred on September 30, 2017;

(ii) The related unaudited pro forma condensed combined statements for the nine-month period ended September 30, 2017, and the year ended December 31, 2016, which gives effect to the Acquisition as if it had occurred on January 1, 2016; and

(iii) The related notes to the unaudited pro forma condensed combined financial statements.

(d) Exhibits.

The following exhibits are hereby filed as part of this Amendment No. 1:

Exhibit Number	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, independent auditor for CompuCom Systems, Inc.

Exhibit 99.1	Annual Financial Report for the year ending December 31, 2016 of CompuCom Systems, Inc.

Exhibit 99.2	Interim Financial Report for the nine-month period ending September 30, 2017 of CompuCom Systems, Inc.

Exhibit 99.3	(i) Unaudited pro forma condensed combined balance sheet which gives effect to the Acqusition as if it had occurred on September 30, 2017;

(ii) The related unaudited pro forma condensed combined statements for the nine-month period ended September 30, 2017, and the year ended December 31, 2016, which gives effect to the Acqusition as if it had occurred on January 1, 2016; and

(iii) The related notes to the unaudited pro forma condensed combined financial statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OFFICE DEPOT, INC.

Date: January 19, 2018	/s/ N. DAVID BLEISCH
N. David Bleisch
Executive Vice President, Chief Legal Officer & Corporate Secretary